united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

Superfund Managed Futures Strategy Fund

Class A Shares (SUPRX)

Class I Shares (SUPIX)

Annual Report

October 31, 2018

1-855-61-SUPER

www.SuperfundUS.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.superfundus.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Superfund Managed Futures Strategy Fund (the “Fund”). The Fund’s return for the twelve month period ended October 31, 2018 was -18.27% for Class A shares and -18.07% for Class I Shares. The Fund underperformed its benchmark, the Merrill Lynch Three Month U.S. T-Bill Index*), which returned 1.68% for the same time period.

Performance Review

November 2017

Slight losses of -0.10% for Class A shares and -0.09% for Class I shares were generated by the Fund in November as mixed sectoral returns kept performance subdued. Though the Fund navigated what proved to be a volatile month in the Bonds sector, retraction on Euro zone equities amid strengthening Euro currency and lingering political uncertainty in Germany saw the Fund incurring unwelcome overall losses in the Stock indices sector despite encouraging gains among US indices. Robust US economic expansion and the advent of US tax reforms hampered Metals’ performance for a third consecutive month, further restricting the Fund’s monthly performance.

December 2017

The Fund generated a positive performance of 1.53% and 1.51% for Class A and Class I shares, respectively, in December to cap off what proved to be a successful calendar year. The Fund benefited from accelerated, synchronized global growth in the stock indices sector as strong fourth quarter of 2017 earnings season, healthy economic growth and US tax cuts continued to spur a resilient equity market. Strong support was also provided by the Energy sectors as cooperation among oil producing states continued to regulate supplies and boost prices. Lackluster returns in the Bonds sector slightly dampened what was otherwise a good month for the Fund.

January 2018

The Fund attained returns of 4.61% (class A) and 4.69% (class I) for the month of January, bolstered by strong performances in the Stock Indices sector, as it continued to ride the bullish trend of the equity markets, with the CME Mini S&P 500 Index *), the HKFE H-Share Index *), and the CBT mini Dow Jones Index *) being the most successful members of this group. Grains proved to be the only sector where the Fund experienced negative returns, as most of its short positions underperformed due to rising grains prices as a result of poor weather conditions.

February 2018

With a performance of -12.28% for class A and -12.30% for class I, the month of February proved to be an unsuccessful month, as major pullbacks in global equities caused these losses to a great extent , with the SGX Nifty Index *), and the CBT Mini Dow Jones Index*) being the bottom performers. Bonds turned out to be the Fund’s most profitable sector. Grains and the Agriculture sector were almost flat while the

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Currencies sector remained under pressure, as confidence in the U.S. dollar was shaken by mounting worries over the U.S budget deficit.

March 2018

The Fund generated returns of 1.67% (class A) and 1.66% (class I) for the month of March, fortified by positive performance in the Bonds sector, which was fueled by Euro zone growth optimism and trade frictions between the US and China. European bonds in particular, including the EUREX Euro BUND, EUREX Euro BOBL and EUREX Euro SCHATZ contributed quite favorably to the performance. Grains, Metals and Energies on the other hand saw negative returns in the Fund.

April 2018

In April, the Fund reported gains of 2.24% for class A and 2.34% for class I, boosted by strong performances in the Energy and Stock Indices sectors. IPE Brent Crude Oil was the Fund’s strongest performing market, as geopolitical concerns on uncertainty as to whether President Donald Trump would withdraw from the Iran nuclear deal, as well as falling output in Venezuela, contributed to a global rally in oil markets. Strong support was seen in Grains, Metals, and Agricultural markets, while Bonds and Currencies were under pressure this month, as increased volatility due to global tensions adversely affected the Fund’s performance in these sectors.

May 2018

For the month of May, The Fund generated negative returns of -3.80% for class A and -3.89% for class I, as it was hit broadly by the underperformance of almost all of its major market sectors. Creating the greatest downward pressure on the Fund this month was the Stock Indices sector, as political uncertainty in Italy created negative returns in euro zone equity markets. Despite strong contributions from the Euro Schatz, the Fund’s Bonds sector underperformed this month, as global bond prices rose on increased risk aversion over the month.

June 2018

This month’s performance for the Fund was -2.62% and -2.60% (for classes A and I, respectively), as trade tensions escalated. While negative returns were seen on the majority of the Fund’s market sectors, it was the performance of the Grains sector which bore most heavily on the Fund’s performance, as those market suffered heavily with the growing U.S. and China tariff war. The Fund’s positions in MPLS_Wheat suffered the most significant losses as a result. Stock Indices followed close behind, with the TSE Topix Index *) being the second weakest performer due heightened anxieties in Asia, again as a result of impending trade war concerns.

July 2018

The Fund generated returns of 2.08% (Class A) and 2.06% (Class I) this month, as better than expected second-quarter corporate earnings proved to be the driver that allowed Stock Indices to be the Fund’s

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

strongest performing sector. The high percentage of companies beating analyst expectations helped to offset concerns about a potential global trade war, pushing equity markets higher across the developed world, and permitted the Fund to counter minor unfavorable returns experienced by its positions in the Bonds and Energy sectors.

August 2018

The Fund yielded returns of 1.32% (class A) and 1.43% (class I) in the month of August, boosted by gains in the Agriculture and Bond sectors. Bonds proved to be the Fund’s best performing area with the CBT_10Yr_T-Note and CBT_US_T-Bond being the top two performing markets, on price rallies due to political turmoil in Turkey concerning the detention of an American pastor. Metals, Energy, Grains, Stock Indices, and Currencies generated combined negative returns, as they were unable to take advantage of the global upheaval experienced this month.

September 2018

In September, the Fund attained overall negative returns of -3.67% for class A and -3.64% for class I. The Bond sector was notably the worst performer after Treasury yields rose materially across the board following a backdrop of strong economic growth and rising inflation, which led to a Federal Reserve interest rate hike in the U.S. The Energy sector also bore heavily on the Fund’s performance due to falling oil prices in response to rising U.S inventories and concerns about demand from emerging markets. The Fund’s position in TOCOM Gasoline was affected by this bearish sentiment, and as a result was a bottom performer. The few sectors in positive territory this month were Metals and Currencies.

October 2018

October saw the Fund performing poorly with -9.83% and -9.76% (classes A and I, respectively). Stock Indices weighed heavily on performance, as negative sentiments plagued markets. Global equity markets descended due to heightened geopolitical tensions, fears of slowing growth, and worries over further interest rate increase for 2018. Bottom performers fell within the Stock Indices and Bonds sectors, most notably the TSE Topix Index, EUREX DAX Index, and the CBT US T-Bond, which ate away the positive gains seen in the Fund’s Currencies sector.

Strategy Summary

To pursue its investment objective, the Fund uses a managed futures strategy and principally invests in commodity, financial futures and foreign currency futures markets. The Fund seeks investment opportunities across many market sectors, including: currencies, interest rates, bonds, stock indices, metals, energy, grains and agricultural sectors.

To implement its strategy, the Fund uses fully automated, proprietary, computerized trading systems that examine a broad array of investments around the world and seek to identify market patterns that offer attractive investment opportunities. The Adviser’s trading strategy analyzes data from more than 120

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

different futures and forward markets worldwide on an ongoing basis and also analyzes risks related to position size, market correlation, and market volatility of potential investments.

Thank you for your investment in Superfund Managed Futures Strategy Fund.

Gerhard Entzmann

President

Superfund Advisors, Inc.

(*) Glossary of Indices mentioned in this document:

Merrill Lynch Three Month U.S. T-Bill Index	Tracks the performance of the U.S. dollar denominated U.S. Treasury Bills remaining term to final maturity of 3 months

CBT mini Dow Jones Index	Offers exposure to the 30 U.S. blue-chip companies represented in the stock index

CME mini S&P 500 Index	Index made up of 500 individual stocks representing the market capitalizations of large US companies

HKFE H-Share Index	Based on shares of companies incorporated in mainland China that are traded on the Hong Kong Stock Exchange.

SGX Nifty Index	Index traded on the Singapore Exchange, which implies the Indian CNX Nifty (leading index for large companies on the National Stock Exchange of India

TSE Topix Index	A free-float adjusted market capitalization-weighted average index representing Japanese stocks

The views in this report are those of the Fund’s management. This report contains certain forward- looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5390-NLD-12/11/2018

Superfund Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2018

The Fund’s performance figures* for the period ended October 31, 2018, as compared to its benchmark:

		Annualized
	One Year	Three Year	Since Inception(a)
Class A	(18.27)%	(1.41)%	(1.92)%
Class A with 5.75 % load	(22.97)%	(3.35)%	(3.11)%
Class I	(18.07)%	(1.16)%	(1.69)%
Bank of America Merrill Lynch 3-Month U.S. Treasury BillIndex(b)	1.68%	0.90%	0.57%

*	The performance data quoted here represents past performance.. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total annual operating expenses are 3.36% and 3.11% for Class A and Class I shares, respectively, per the February 28, 2018 prospectus. For performance information current to the most recent month-end,please call toll-free 1-855-61-SUPER.

(a)	Superfund Managed Futures Strategy Fund commenced operations on December 31, 2013.

(b)	The Bank of America Merrill Lynch 3-Month U.S. . Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.

Class A

Comparison of the Change in Value of a $10,000 Investment

Class I

Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes are as follows:

Holdings by Asset Class	% of Net Assets
Money Market Fund	83.6%
Other Assets in Excess of Liabilities	16.4%
100.0%

The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s positions on the consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 83.6%
	MONEY MARKET FUND - 83.6%
3,844,000	Goldman Sachs Financial Square Government Fund - Institutional Class - 2.07% *+	$3,844,000
	(Cost - $3,844,000)

	TOTAL INVESTMENTS - 83.6% (Cost - $3,844,000)	$3,844,000
	OTHER ASSETS IN EXCESS OF LIABILITIES - 16.4%	752,949
	NET ASSETS - 100.0%	$4,596,949

*	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

+	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued) FUTURES CONTRACTS
October 31, 2018

				Unrealized
Number of Long			Underlying Face/Notional	Appreciation/
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
2	Australian 3-Year Bond +	Dec-18	195,900	$(66)
1	British Pound +	Dec-18	79,975	(2,131)
1	Brent Crude +	Jan-19	75,040	(1,310)
2	CAC 40 10 Euro Index	Nov-18	101,800	2,452
9	Canada 10-Year Bond +	Dec-18	1,189,350	(1,111)
30	Canola +	Jan-19	291,600	(6,992)
10	Corn +	Dec-18	181,625	(3,088)
11	Crude Palm Oil +	Jan-19	591,250	(6,578)
4	DJIA Mini E-CBOT	Dec-18	501,540	7,075
1	Dolllar Index +	Dec-18	96,901	851
18	Euro-Bobl +	Dec-18	2,365,920	7,391
9	Euro-Bund +	Dec-18	1,442,340	8,355
4	Euro-Buxl 30-Year +	Dec-18	707,600	4,584
2	Euro-OAT +	Dec-18	303,920	2,076
61	Euro-Schatz +	Dec-18	6,830,475	4,807
2	FTSE/JSE TOP 40 Index	Dec-18	927,860	(3,129)
4	FTSE China A50 Index	Nov-18	44,690	(968)
9	FTSE KLCI Index	Nov-18	767,250	1,894
1	Gasoline RBOB +	Dec-18	73,559	(2,453)
7	Japanese 10-Year Bond (OSE) +	Dec-18	1,054,410,000	7,885
3	KC HRW Wheat +	Dec-18	73,988	(3,737)
4	LME Lead +	Dec-18	192,300	(10,488)
2	LME Nickel +	Dec-18	137,598	(13,782)
4	LME Primary Aluminum +	Dec-18	195,850	(10,863)
2	Lean Hogs +	Dec-18	46,760	(660)
10	Long Gilt +	Dec-18	1,224,100	(1,928)
6	Maize +	Mar-19	52,275	184
1	Mexican Peso +	Dec-18	24,460	(2,110)
2	MSCI Singapore Index	Nov-18	68,600	375
5	Natural Gas +	Dec-18	163,050	770
1	Nikkei 225 Index (SGX)	Dec-18	10,917,500	(9,224)
1	NY Harbor ULSD +	Dec-18	94,559	50
3	OAT +	Dec-18	41,475	(900)
6	OMXS30 Index	Nov-18	919,200	2,062
4	Red Wheat +	Dec-18	113,850	(3,300)
1	Rough Rice (CBOT) +	Jan-19	21,110	(810)
4	S&P 500 E-Mini Index	Dec-18	542,220	6,433
1	S&P Mid 400 E-Mini Index	Dec-18	182,480	2,500
2	S&P/TSX 60 Index	Dec-18	357,680	(20,488)
2	Silver +	Dec-18	142,820	(1,355)
2	Soybean Oil +	Jan-19	85,175	(1,150)
4	Soybeal Meal +	Dec-18	122,560	(1,950)
2	SPI 200 Index	Dec-18	289,900	(7,946)
3	U.S. Long Bond (CBT) +	Dec-18	414,375	(4,781)
1	U.S. Ultra Bond (CBT) +	Dec-18	149,219	(4,594)
16	VSTOXX Index	Nov-18	30,960	1,208
6	Wheat (CBT) +	Dec-18	150,150	(5,313)
3	White Sugar (ICE) +	Dec-18	53,355	(920)
2	WTI Crude Oil +	Dec-18	130,620	(7,150)
	Net Unrealized Depreciation from Long Futures Contracts			$(80,323)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
October 31, 2018

				Unrealized
Number of Short			Underlying Face/Notional	Appreciation/
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
(5)	Australian Dollar +	Dec-18	353,850	$5,520
(4)	Australian 10-Year Bond +	Dec-18	389,460	(1,293)
(1)	Brent Financial Last Day +	Jan-19	75,040	840
(3)	Canadian Dollar +	Dec-18	227,985	1,190
(2)	Cattle Feeder +	Jan-19	150,125	4,175
(2)	CHF Currency +	Dec-18	248,950	3,113
(2)	Cocoa +	Dec-18	44,680	(2,450)
(1)	Cocoa +	Dec-18	16,950	181
(1)	Cotton +	Dec-18	38,430	410
(3)	Euro/JPY Currency +	Dec-18	47,977,500	7,068
(2)	Euro FX +	Dec-18	283,888	6,000
(6)	FCOJ-A +	Jan-19	123,840	2,625
(2)	Gasoline +	Apr-19	6,416,000	7,278
(5)	Gold +	Aug-19	22,100,000	(1,990)
(1)	IBEX 35 Index	Nov-18	88,864	2,050
(1)	ICE ECX Emission +	Dec-18	16,360	1,485
(6)	Japanese Yen +	Dec-18	665,663	6,013
(3)	Kerosene +	Apr-19	10,212,000	8,405
(1)	LME Copper +	Dec-18	150,025	5,950
(3)	LME Lead +	Dec-18	144,225	9,416
(2)	LME Nickel +	Dec-18	137,598	11,775
(6)	LME Primary Aluminum +	Dec-18	293,775	11,125
(1)	Live Cattle +	Dec-18	46,780	210
(4)	Mill Wheat +	Dec-18	39,700	786
(1)	MSCI Taiwan Index	Nov-18	36,490	(770)
(2)	Platinum +	Jan-19	84,300	(1,320)
(5)	Platinum +	Aug-19	7,557,500	(834)
(1)	Rapeseed +	Feb-19	18,788	(71)
(3)	Robusta Coffee +	Jan-19	50,250	1,880
(14)	Rubber +	Mar-19	11,305,000	5,967
(7)	Soybean Oil +	Dec-18	117,684	354
(5)	Sugar #11 +	Mar-19	73,864	(6,115)
(5)	U.S. 5-Year Note (CBT) +	Dec-18	561,914	344
(9)	U.S. 10-Year Note (CBT) +	Dec-18	1,065,938	2,391
(1)	WTI Crude Oil +	Dec-18	65,310	5,860
	Net Unrealized Appreciation from Short Futures Contracts			$97,568
	Total Unrealized Appreciation from Futures Contracts			$17,245

+	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

^	All collateral for open futures contracts consists of cash included as deposits with the broker.

OAT - Obligations Assimilables Du Tresor
CAC - French Stock Market Index
CBT - Chicago Board of Trade
DJIA - Dow Jones Industrial Average
FTSE - Financial Times Stock Exchange
JSE - Johannesburg Stock Exchange
KLCI - Kuala Lumpur Composite Index
LME - London Metal Exchange
MSCI - Morgan Stanley Capital International
OMXS - Stockholm Index
OSE - Osaka Securities Exchange
RBOB - Reformulated Blendstock for Oxygenate Blending
S&P - Standard & Poor’s
SGX - Stock Exchange of Singapore
SPI - Swiss Performance Index
TSX - Toronto Stock Exchange
TOP - Tokyo Stock Price
ULSD - Ultra-Low Sulfur Diesel
VSTOXX - Volatility Derivatives on Eurex Exchange
WTI - West Texas Intermediate

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS

Investment securities:
At cost	$3,844,000
At fair value	$3,844,000
Deposits with broker	740,942
Dividends and interest receivable	5,217
Net unrealized appreciation on futures contacts	17,245
TOTAL ASSETS	4,607,404

LIABILITIES
Investment advisory fees payable	9,957
Distribution (12b-1) fees payable	498
TOTAL LIABILITIES	10,455
NET ASSETS	$4,596,949

Composition of Net Assets:

Paid in capital ($0 par value, unlimited shares authorized)	$5,835,811
Accumulated losses	(1,238,862)
NET ASSETS	$4,596,949

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,286,917
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	311,412
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$7.34

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$7.79

Class I Shares:
Net Assets	$2,310,032
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	312,048
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$7.40

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended October 31, 2018

INVESTMENT INCOME
Interest	$65,735
TOTAL INVESTMENT INCOME	65,735

EXPENSES

Investment advisory fees	159,934
Distribution (12b-1) fees: Class A	6,673
TOTAL EXPENSES	166,607

NET INVESTMENT LOSS	(100,872)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Options Contracts	(29,550)
Futures Contracts	(792,302)
Foreign currency transactions	(13,772)
(835,624)
Net change in unrealized appreciation (depreciation) on:
Options Contracts	3,579
Futures Contracts	(87,597)
(84,018)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(919,642)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,020,514)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
FROM OPERATIONS
Net investment loss	$(100,872)	$(123,909)
Net realized gain (loss) on investments	(835,624)	958,835
Net change in unrealized appreciation (depreciation) on investments	(84,018)	110,081
Net increase (decrease) in net assets resulting from operations	(1,020,514)	945,007

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(121,875)
Class I	—	(127,491)
Total distributions paid *:
Class A	(409,968)	—
Class I	(409,256)	—
Net decrease in net assets from distributions to shareholders	(819,224)	(249,366)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	47,777	500
Net asset value of shares issued in reinvestment of distributions:
Class A	409,968	121,875
Class I	409,256	127,491
Redemption fee proceeds:
Class A	32	—
Payments for shares redeemed:
Class A	(42,361)	(10,547)
Net increase in net assets from shares of beneficial interest	824,672	239,319

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,015,066)	934,960

NET ASSETS
Beginning of Year	5,612,015	4,677,055
End of Year **	$4,596,949	$5,612,015

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated net investment loss of $567,642 as of October 31, 2017.

SHARE ACTIVITY
Class A:

Shares Sold	4,886	56
Shares Reinvested	45,001	14,288
Shares Redeemed	(4,922)	(1,171)
Net increase in shares of beneficial interest outstanding	44,965	13,173

Class I:

Shares Reinvested	44,630	14,911
Net increase in shares of beneficial interest outstanding	44,630	14,911

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$10.49	$9.23	$9.45	$9.97		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.24)	(0.29)	(0.32)		(0.27)
Net realized and unrealized gain (loss) on investments (8)	(1.45)	1.98	0.07	(0.14)		0.24
Total from investment operations	(1.62)	1.74	(0.22)	(0.46)		(0.03)

Less distributions from:
Net investment income	—	(0.48)	—	(0.06)		—
Net realized gains	(1.53)	—	—	—		—
Return of capital	—	—	—	(0.00	) (7)	—
Total distributions	(1.53)	(0.48)	—	(0.06)		—
Net asset value, end of period	$7.34	$10.49	$9.23	$9.45		$9.97
Total return (3)	(18.27)%	20.06%	(2.33)%	(4.68)%		(0.30	)% (5)
Net assets, at end of period (000s)	$2,287	$2,794	$2,337	$2,383		$2,499

Ratio of expenses to average net assets (4,9)	3.24%	3.21%	3.24%	3.24%		3.20	% (6)
Ratio of net investment loss to average net assets (4,9)	(2.01)%	(2.74)%	(3.08)%	(3.16)%		(3.20	)% (6)
Portfolio turnover rate	0%	0%	0%	0%		0	% (5)

(1)	The Superfund Managed Futures Strategy Fund Class A shares commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Amount is less than $0.005.

(8)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(9)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$10.54	$9.27	$9.47	$9.98		$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.22)	(0.27)	(0.30)		(0.25)
Net realized and unrealized gain (loss) on investments (8)	(1.46)	1.99	0.07	(0.14)		0.23
Total from investment operations	(1.61)	1.77	(0.20)	(0.44)		(0.02)

Less distributions from:
Net investment income	—	(0.50)	—	(0.07)		—
Net realized gains	(1.53)	—	—	—		—
Return of capital	—	—	—	(0.00	) (7)	—
Total distributions	(1.53)	(0.50)	—	(0.07)		—
Net asset value, end of period	$7.40	$10.54	$9.27	$9.47		$9.98
Total return (3)	(18.07)%	20.41%	(2.11)%	(4.45)%		(0.20	)% (5)
Net assets, at end of period (000s)	$2,310	$2,818	$2,340	$2,392		$2,501

Ratio of expenses to average net assets (4,9)	2.99%	2.96%	2.99%	2.99%		2.95	% (6)
Ratio of net investment loss to average net assets (4,9)	(1.76)%	(2.49)%	(2.83)%	(2.91)%		(2.95	)% (6)
Portfolio turnover rate	0%	0%	0%	0%		0	% (5)

(1)	The Superfund Managed Futures Strategy Fund Class I shares commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Amount is less than $0.005.

(8)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(9)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2018

1.	ORGANIZATION

The Superfund Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on December 31, 2013. The investment objective is to seek positive absolute returns.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay an initial sales charge of 1.00% on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm, as needed, to attend

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Money Market Fund	$3,844,000	$—	$—	$3,844,000
Futures Contracts	17,245	—	—	17,245
Total	$3,861,245	$—	$—	$3,861,245

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Futures Contracts – Among other risks, which are disclosed in the Fund’s prospectus and statements of the additional information, the Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk and volatility risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include Superfund Managed Futures Strategy (Cayman) Fund Ltd. (“Superfund-CFC”), a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of Superfund-CFC is as follows:

	Inception Date of CFC	CFC Net Assets at October 31, 2018	% of Fund Net Assets at October 31, 2018
Superfund-CFC	6/20/14	$778,420	16.93%

For tax purposes, Superfund-CFC is an exempted Cayman investment company. Superfund-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, Superfund-CFC is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, Superfund-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include but are not limited to active trading risk, asset-backed securities risk, call option risk, commodities risk, counterparty credit risk, credit risk, currency risk, cyber security risk, derivatives risk, emerging markets risk, fixed income risk, foreign (non-U.S.) investment risk, forward and futures contract risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, leveraging risk, liquidity risk, management risk, market risk, market events risk, model risk, put option risk, regulatory risk, short sales risk, sovereign debt risk, subsidiary risk, tax risk, U.S. Government securities risk, valuation risk and written/sold options risk.

In accordance with its investment objective and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodities Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Currency Risk – The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Forward and Futures Contract Risk – The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leveraging Risk – The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and Statement of Additional Information and could adversely affect the Fund.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2018.

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Assets:				Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$173,363	$156,118	$17,245	$—	$—	$—
Total	$173,363	$156,118	$17,245	$—	$—	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to futures contracts based on the information that was available to the Fund as of October 31, 2018. Total collateral held by the broker as of October 31, 2018 in the form of cash was $740,942 as presented gross as deposits with broker on the Consolidated Statement of Assets and Liabilities.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2018:

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts:	Net Unrealized Appreciation from open futures contracts	$26,049	Net Unrealized Depreciation from open futures contracts	$42,525
Commodity contracts:	Net Unrealized Appreciation from open futures contracts	79,726	Net Unrealized Depreciation from open future contracts	95,579
Interest rate contracts:	Net Unrealized Appreciation from open futures contracts	37,833	Net Unrealized Depreciation from open futures contracts	13,773
Foreign exchange contracts:	Net Unrealized Appreciation from open future contracts	29,755	Net Unrealized Depreciation from open future contracts	4,241

		$173,363		$156,118

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Options and Futures Contracts	Net realized gain (loss) from option contracts and futures contracts Net change in unrealized appreciation (depreciation) from options contracts and futures contracts

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the Fund for the year ended October 31, 2018:

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2018
Futures Contracts	$(64,863)	$23,201	$(64,005)	$18,070	$(87,597)
Options Contracts	—	—	—	3,579	3,579
	$(64,863)	$23,201	$(64,005)	$21,649	$(84,018)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2018
Futures Contracts	$(232,270)	$(38,458)	$(769,836)	$248,262	$(792,302)
Options Contracts	(2,099)	—	—	(27,451)	(29,550)
	$(234,369)	$(38,458)	$(769,836)	$220,811	$(821,852)

The notional value of the derivative instruments outstanding as of October 31, 2018 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold, using the first-in-first-out cost method with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2015 to October 31, 2017, or expected to be taken in the Fund’s October 31, 2018 year- end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and futures contracts, for the year ended October 31, 2018, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Superfund Advisors Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to the Advisory Agreement, the Fund pays the Advisor a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The Advisory Agreement will continue in effect year to year, provided that such continuation shall be specifically approved at least annually by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. For the year ended October 31, 2018, the Advisor earned advisory fees of $159,934.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation. The Advisor’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Advisor for providing services to the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended October 31, 2018, pursuant to the Plan, Class A paid $6,673.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares.

For the year ended October 31, 2018, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and its respective gross unrealized appreciation and depreciation at October 31, 2018, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$3,847,956	$371,355	$(358,066)	$13,289

6.	SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2018 and October 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2018	October 31, 2017
Ordinary Income	$452,864	$249,366
Long-Term Capital Gain	366,360	—
	$819,224	$249,366

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(91,513)	$(783,233)	$(376,496)	$12,380	$(1,238,862)

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss and accumulated net investment loss is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the mark-to-market on open futures contracts.

Late Year Losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $91,513.

At October 31, 2018, the Fund had capital loss carryforwards for federal income tax purposes available to offset futures capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$620,075	$163,158	$783,233	$—

Permanent book and tax differences, primarily attributable to the tax treatment of foreign bond futures gains/ (losses), and net operating losses, resulted in reclassification for the year ended October 31, 2018 as follows:

Paid	Total
In	Distributable
Capital	Earnings (Losses)
$(116,664)	$116,664

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2018, the Fund assessed $32 in redemption fees.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Goldman Sachs Financial Square Government Fund - Institutional Class (the “Money Market Fund”). The Fund may redeem its investment from the Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Money Market Fund. The financial statements of the Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2018, the percentage of the Fund’s net assets invested in the Money Market Fund was 83.6%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) 9 of the Act. As of October 31, 2018, Superfund USA Holdings, Inc., an affiliate of the Advisor, held 99.96% of the voting securities of the Fund.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2018

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Consolidated Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. These amendments have been adapted effective with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Superfund Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Superfund Managed Futures Strategy Fund (the Fund) as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period ended and for the period from December 31, 2013 (commencement of operations) through October 31, 2014, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 31, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Superfund Advisors, Inc. advised investment companies since 2013.

Denver, Colorado
December 28, 2018

Superfund Managed Futures Strategy Fund
EXPENSE EXAMPLES
October 31, 2018 (Unaudited)

As a shareholder of Superfund Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Superfund Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Superfund Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/18	10/31/18	5/1/18 – 10/31/18	5/1/18 – 10/31/18
Class A	$1,000.00	$844.60	$15.06	3.24%
Class I	1,000.00	845.70	13.91	2.99

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/18	10/31/18	5/1/18 – 10/31/18	5/1/18 – 10/31/18
Class A	$1,000.00	$1,008.87	$16.41	3.24%
Class I	1,000.00	1,010.13	15.15	2.99

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Approval of Advisory Agreement – Superfund Managed Futures Strategy Fund

At a meeting held on September 5 and 6, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Superfund Advisors, Inc. (“Superfund Advisors” or the “Adviser”) and the Trust, on behalf of the Superfund Managed Futures Strategy Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Superfund Advisors related to the Advisory Agreement with the Trust with respect to the Superfund Fund, including the Advisory Agreement, a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Superfund Fund and their background and experience; a review of the financial condition of Superfund Advisors; Superfund Advisors’ compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record, fees and expenses of the Superfund Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by Superfund Advisors under the Advisory Agreement, the Board considered the Superfund Advisors’ employees’ asset management, risk management, operations and compliance experience. The Board discussed the Adviser’s strategy of investing in futures and derivatives on futures and forwards, and noted that Superfund Advisors relied on sophisticated computer trading systems to generate automatic buy/sell signals and that the Fund was highly liquid. The Board noted that the Superfund Fund’s performance had improved incrementally from the previous year, including leading its Morningstar Category (Managed Futures) for the three-year period ended July 31, 2018. The Board noted that Superfund Advisors had allocated appropriate resources and staff to operate its compliance program, including the implementation of trading procedures reasonably designed to mitigate conflicts among accounts, that Superfund Advisors had adopted cybersecurity and business continuity policies and procedures, that Superfund Advisors’ risk management and associated policies appeared to be operating effectively and that Superfund Advisors identified and monitored risks. The Board also considered the experience and tenure of key personnel, noting the qualifications of the professional staff. The Board noted that the Adviser had relatively recently hired a new CCO, and that an outside compliance consulting group was used to help perform certain compliance functions for Superfund Advisors. The Board concluded that Superfund Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Superfund Advisors to the Superfund Fund were satisfactory and reliable.

Performance. Among other data, the Board considered the Superfund Fund’s performance for the one-year, three-year, and since inception periods ended July 31, 2018 as compared to the Superfund Fund’s benchmark index and against a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board considered that the Superfund Fund had outperformed the median of its Peer Group and Morningstar category (Managed Futures) for the one-year and three-year periods. The Board took note of the Superfund Fund’s improved performance over the previous year and also took into account the Fund’s risk adjusted returns, as well as its risk management processes. The Board further noted that the Superfund Fund had been rated four stars by Morningstar. The Board concluded that the overall performance of the Superfund Fund was satisfactory.

Fees and Expenses. As to the costs of the services provided by Superfund Advisors, the Board considered a comparison of the Superfund Fund’s unitary fee relative to the total annual operating expenses after waivers of those of the Peer Group. The Board noted that the Superfund Fund’s unitary fee was the highest advisory fee in its category, noting however that the unitary fee is inclusive of all operating expenses of the Superfund Fund, and considered that although the Superfund Fund’s operating expense ratio was the highest in its Peer Group, it remained in the range of competitive fees among the peer category. In considering the level of the unitary fee and expense ratio with respect to the Superfund Fund, the Board noted Superfund Advisors’ discussion as to the reasonableness and competitiveness of the Superfund Fund’s fees and expenses. The Board took into account that the Superfund Fund’s current shareholders were affiliates of Superfund Advisors. The Board noted that the Superfund Fund’s gross expense ratio was not the highest in its category, and that Superfund Advisors has represented that it continues to assess opportunities to lower the Superfund Fund’s fees and expenses. The Board also took into account the size of the Fund and its impact on expenses.

In considering the level of the advisory fee with respect to the Superfund Fund, the Board also took into account the cost of other accounts managed by Superfund Advisors, if any, that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts.

Based upon the factors above, the Board concluded that the Superfund Fund’s unitary fee was not unreasonable.

Profitability. The Board considered Superfund Advisors’ profitability and whether these profits were reasonable in light of the services provided to the Superfund Fund. The Board reviewed a profitability analysis prepared by Superfund Advisors based on current asset levels of the Superfund Fund, and considered the total profits of Superfund Advisors from its relationship with the Superfund Fund. The Board concluded that Superfund Advisors’ profitability from its relationship with the Superfund Fund, after taking into account a reasonable allocation of costs, was not a factor at this time because the relationship was currently not profitable for Superfund Advisors.

Economies of Scale. The Board considered whether Superfund Advisors would realize economies of scale with respect to its management of the Superfund Fund as the Superfund Fund grew and whether fee levels reflected these economies. The Board noted that the Superfund Fund currently charged a unitary fee and did not currently have breakpoints. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Superfund Fund as a percentage of assets under management were expected to decrease as the Superfund Fund’s assets continued to grow, at current asset levels, economies of scale have not yet been reached. The Board noted that it would revisit whether economies of scale exist in the future once the Superfund Fund had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Superfund Advisors from its association with the Superfund Fund. The Board considered that Superfund Advisors had not identified any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Superfund Fund.

Conclusion. The Board, having requested and received such information from Superfund Advisors as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term was in the best interests of the Superfund Fund and its shareholders. In considering the proposed Advisory Agreement’s renewal, the Board did not identify any one factor as all important, and each Independent Trustee may have considered different factors as more important.

SuperFund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Interim Vice Chancellor for Academic Affairs (since 2018) University of Washington Bothell; Interim Dean (2017- 2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

10/31/18 – Two Roads v2

SuperFund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2018.

**	As of October 31, 2018, the Trust was comprised of 21 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-61-SUPER.

10/31/18 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-61-SUPER or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-855-61-SUPER.

Investment Advisor
Superfund Advisors Inc.
P.O. Box 1568
St. George’s
GRENADA

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees, and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $15,750

2017 – $15,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $4,250

2017 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $4,250

2017 - $4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/8/19

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer/Principal Financial Officer

Date 1/8/19